UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021 (August 27, 2021)

CIPHER MINING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39625	85-1614529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

222 Purchase Street, Suite #290

Rye, New York 10580

(Address of principal executive offices)

(914) 370-8006

(Registrant’s telephone number, including area code)

Good Works Acquisition Corp.

4265 San Felipe, Suite 603

Houston, Texas 77027

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CIFR	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Merger Transaction

As previously announced, Good Works Acquisition Corp. (“Good Works” or “GWAC” and, after the Business Combination as defined below, “Cipher Mining”), a Delaware corporation, previously entered into an Agreement and Plan of Merger, dated as of March 4, 2021 (the “Merger Agreement”), by and among Good Works, Currency Merger Sub, Inc., a Delaware corporation and a wholly-owned direct subsidiary of Good Works (“Merger Sub”) and Cipher Mining Technologies Inc., a Delaware corporation (“Old Cipher”).

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2021, Good Works held a special meeting, at which its shareholders voted to approve the proposals outlined in the final prospectus and definitive proxy statement dated August 2, 2021 and filed with the SEC (the “Proxy Statement/Prospectus”), including, among other things, the adoption of the Merger Agreement. On August 27, 2021, as contemplated by the Merger Agreement and described in the section titled “Proposal No. 1 - The Business Combination Proposal” beginning on page 112 of the Proxy Statement/Prospectus, Merger Sub merged with and into Old Cipher, the separate corporate existence of Merger Sub ceasing and Old Cipher being the surviving corporation and a wholly owned subsidiary of Cipher Mining (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the Business Combination, Good Works filed a second amended and restated certificate of incorporation and changed its name to “Cipher Mining Inc.”

As a result of and upon the consummation of the Business Combination (the “Closing”), among other things: (i) each issued and outstanding ordinary share of common stock, par value $0.001 per share, of Good Works (the “GWAC Common Stock”) was converted, on a one-for-one basis, into a duly authorized, validly issued, fully paid and nonassessable share of Cipher Mining common stock, par value $0.001 per share (the “Cipher Mining Common Stock”); (ii) each issued and outstanding whole warrant to purchase ordinary shares of Good Works (the “GWAC Warrant”) automatically converted into a warrant to acquire one share of Cipher Mining Common Stock at an exercise price of $11.50 per share on the terms and conditions set forth in the GWAC Warrant Agreement (as defined in the Proxy Statement/Prospectus); and (iii) each issued and outstanding share of common stock of Old Cipher, par value $0.001 per share (“Old Cipher Common Stock”) was converted into 400,000 shares of Cipher Mining Common Stock.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Redemptions, PIPE Investment and the Bitfury Private Placement

As previously reported on the Current Report on Form 8-K filed with the SEC on March 5, 2021, concurrently with the execution of the Merger Agreement, Good Works entered into subscription agreements (the “Subscription Agreements”) with:

•

certain investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors agreed to subscribe for and purchase, and Good Works agreed to issue and sell to such PIPE Investors, immediately following the Closing, an aggregate of 37,500,000 shares of Cipher Mining Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $375,000,000 (the “PIPE Financing”);and

•

Bitfury Top HoldCo B.V. (“Bitfury Top HoldCo”), pursuant to which Bitfury Top HoldCo agreed to subscribe for and purchase, and Good Works agreed to issue and sell to Bitfury Top HoldCo (or an affiliate of Bitfury Top HoldCo), an aggregate of 5,000,000 shares of Cipher Mining Common Stock at a purchase price of $10.00 per share for an aggregate of cash and/or forgiveness of outstanding indebtedness owed by Old Cipher to Bitfury Top HoldCo (or an affiliate of Bitfury Top HoldCo) of $50,000,000.

On August 27, 2021, Good Works and Bitfury Top HoldCo amended the Bitfury Subscription Agreement (the “Amended and Restated Bitfury Subscription Agreement”). Pursuant to the Amended and Restated Bitfury Subscription Agreement, Bitfury Top HoldCo agreed to subscribe for and purchase, and Good Works agreed to issue and sell to Bitfury Top HoldCo (or an affiliate of Bitfury

Top HoldCo) an additional 1,000,000 shares of Cipher Mining Common Stock at a purchase price of $10.00 per share (the “Additional Shares”) for an aggregate purchase price for the Additional Shares of $10,000,000 (the “Additional Purchase Price”), so that Bitfury Top HoldCo’s aggregate subscription under the private placement is 6,000,000 shares of Cipher Mining Common Stock, for an aggregate of $60,000,000 (the “Bitfury Private Placement”).

Under the Amended and Restated Bitfury Subscription Agreement, the Additional Purchase Price is due fourteen (14) days after the Closing. Upon delivery of the Additional Purchase Price, Cipher Mining shall issue and sell to Bitfury Top HoldCo (or an affiliate of Bitfury Top HoldCo) the Additional Shares. The Additional Shares are not subject to any lock-up restrictions.

The PIPE Financing and the Bitfury Private Placement were consummated substantially concurrently with the Closing, except for the issuance and sale of the Additional Shares, which is expected within fourteen (14) days after the Closing.

In connection with the Business Combination, holders of 12,654,381 shares of GWAC Common Stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $126,543,810.

After accounting for the redemptions by holders of GWAC Common Stock, the PIPE Financing and the Bitfury Private Placement, the Minimum Cash Condition, as set out in the Merger Agreement, could not be satisfied. Old Cipher agreed to waive the Minimum Cash Condition under the Merger Agreement so that the Minimum Cash Condition would be deemed satisfied so long as the Closing Acquiror Cash (as defined in the Merger Agreement) equals to, or is in excess of, $391 million.

Immediately after giving effect to the redemption of 12,654,381 shares of GWAC Common Stock in connection with the Business Combination, the PIPE Investment and the Bitfury Private Placement, there were 8,823,619 shares of GWAC Common Stock (consisting of GWAC public shares, GWAC founder shares and GWAC private placement shares) and 8,614,000 GWAC Warrants outstanding. Upon the consummation of the Business Combination, GWAC Common Stock and GWAC Warrants ceased trading on the NASDAQ Stock Exchange (the “NASDAQ”), and Cipher Mining Common Stock and Cipher Mining Warrants began trading on August 30, 2021 on the NASDAQ under the symbols “CIFR” and “CIFRW,” respectively.

After giving effect to the redemption of 12,654,381 shares of GWAC Common Stock in connection with the Business Combination, the Business Combination, the PIPE Investment and the Bitfury Private Placement (including the issuance and sale of the Additional Shares), there are 247,058,619 shares of Cipher Mining Common Stock and 8,614,000 GWAC Warrants outstanding.

After giving effect to the redemption of 12,654,381 shares of GWAC Common Stock in connection with the Business Combination, the Business Combination, the PIPE Investment and the Bitfury Private Placement (including the issuance and sale of the Additional Shares): (i) Bitfury Top HoldCo, including through the Bitfury Private Placement, owns, collectively, approximately 83.4% of the outstanding Cipher Mining Common Stock; (ii) GWAC’s public stockholders (other than the PIPE Investors) own approximately 1.8% of the outstanding Cipher Mining Common Stock; (iii) the PIPE Investors (for the avoidance of doubt, excluding Bitfury Top HoldCo) own approximately 13.0% of the outstanding Cipher Mining Common Stock; (iv) I-B Goodworks LLC (the “Sponsor”) (and its affiliates) owns approximately 1.7% of the outstanding Cipher Mining Common Stock, and (v) the Private Placement Shareholders own approximately 0.1% of the outstanding Cipher Mining Common Stock, in each case, excluding the impact of the shares of GWAC Warrants.

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Master Services and Supply Agreement

On August 26, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Cipher Mining and Bitfury Top HoldCo entered into the Master Services and Supply Agreement (the “MSSA”). The material terms of the MSSA are described in the section of the Proxy Statement/Prospectus beginning on page 188 titled “Material Agreements—Master Services and Supply Agreement.” Such description is qualified in its entirety by the text of the MSSA, which is included as Exhibit 10.1 to this Report and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On August 26, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Good Works, the Sponsor, Good Works’ directors, Bitfury Top HoldCo and the Private Placement Shareholders, entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 123 titled “Related Agreements—Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

Lock-up Agreements

On August 26, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Good Works and Bitfury Top HoldCo entered into the Company Lock-Up Agreement (as defined in the Merger Agreement) and Good Works and each of the Sponsor and each Private Placement Shareholder entered into the Sponsor Lock-Up Agreement (as defined in the Merger Agreement) (together with the Company Lock-Up Agreement, the “Lock-Up Agreements”). The material terms of the Lock-Up Agreements are described in the section of the Proxy Statement/Prospectus beginning on page 125 titled “Related Agreements—Company Lock-Up Agreement” and “Related Agreements—Sponsor Lock-Up Agreement.” Such description is qualified in its entirety by the text of the Company Lock-Up Agreement and the Sponsor Lock-Up Agreement, which are included as Exhibits 10.3 and 10.4, respectively, to this Report and is incorporated herein by reference.

Indemnification Agreements

On August 27, 2021, Cipher Mining entered into indemnification agreements with its directors and executive officers, which provide for indemnification and advancements by Cipher Mining of certain expenses and costs under certain circumstances. The material terms of the indemnification agreements are described in the section of the Proxy Statement/Prospectus beginning on page 226 titled “Description of Securities—Limitations on Liability and Indemnification of Officers and Directors.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the form of indemnification agreement, which is included as Exhibit 10.5 to this Report and is incorporated herein by reference.

On August 26, 2021, Old Cipher entered into indemnification agreements with its directors and executive officers, which provide for indemnification and advancements by Old Cipher of certain expenses and costs under certain circumstances. The material terms of the indemnification agreements are described in the section of the Proxy Statement/Prospectus beginning on page 226 titled “Description of Securities—Limitations on Liability and Indemnification of Officers and Directors.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the form of indemnification agreement, which is included as Exhibit 10.6 to this Report and is incorporated herein by reference.

Amended and Restated Bitfury Subscription Agreement

On August 27, 2021, Good Works and Bitfury Top HoldCo entered into the Amended and Restated Bitfury Subscription Agreement, pursuant to which Bitfury Top HoldCo agreed to subscribe for 1,000,000 Additional Shares, such that Bitfury Top HoldCo’s aggregate subscription under the Bitfury Private Placement is for 6,000,000 shares of Cipher Mining Common Stock for an aggregate of cash and/or forgiveness of outstanding indebtedness owed by Old Cipher to Bitfury Top HoldCo (or an affiliate of Bitfury Top HoldCo) of $60,000,000. The Additional Shares are not subject to any lock-up restrictions. Such description is qualified in its entirety by the text of the Amended and Restated Bitfury Subscription Agreement, which is included as Exhibit 10.7 to this Report and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On August 25, 2021, Good Works held a special meeting of shareholders (the “Special Meeting”), at which the shareholders of Good Works considered and adopted, among other matters, a proposal to approve the Business Combination. The Business Combination was completed on August 27, 2021.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as Good Works was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, Cipher Mining has ceased to be a shell company. Accordingly, Cipher Mining is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report contains statements that are forward-looking and as such are not historical facts. This includes statements that express Cipher Mining’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “might,” “possible,” “potential,” “predicts,” “may,” “could,” “will” or “should” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report and include statements regarding Cipher Mining’s intentions, beliefs or current expectations concerning, among other things, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Cipher Mining operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Cipher Mining. Forward-looking statements in this Report and in any document incorporated by reference in this Report may include, for example, statements about:

•	the ability to maintain the listing of Cipher Mining Common Stock and Cipher Mining Warrants on NASDAQ following the Business Combination;

•	Cipher Mining’s public securities’ potential liquidity and trading;

•	the ability to raise financing in the future;

•	Cipher Mining’s success in retaining or recruiting, or changes required in, officers, key employees or directors;

•	factors relating to the business, operations and financial performance of Cipher Mining, including:

•	expected operational rollout in the initial buildout phase and the second phase, in particular the ability to obtain the necessary hardware and build out the necessary initial sites in Texas and Ohio;

•	commercial partnerships and supply agreements;

•	the uncertainty of the projected financial information with respect to Cipher Mining;

•	the effects of competition and regulation on Cipher Mining’s future business;

•	the effects of price fluctuations in the wholesale and retail power markets;

•	the effects of global economic, business or political conditions, such as the global COVID-19 pandemic and the disruption caused by various countermeasures to reduce its spread;

•	the value and volatility of Bitcoin and other cryptocurrencies; and

•	other factors detailed under the section entitled “Risk Factors” beginning on page 49 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by Cipher Mining from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Cipher Mining. There can be no assurance that future developments affecting Cipher Mining will be those that Cipher Mining has anticipated. Cipher Mining undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Cipher Mining’s business is described in the Proxy Statement/Prospectus in the section titled “Information About Cipher” beginning on page 179, which is incorporated herein by reference.

Risk Factors

The risks associated with Cipher’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 49 and are incorporated herein by reference. A summary of the risks associated with Cipher’s business is also included on pages 38-39 of the Proxy Statement/Prospectus under the heading “Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of Old Cipher as of January 31, 2021 and for the period from January 7, 2021 (inception) through January 31, 2021 and as of and for the three months ended April 30, 2021 is described in the Proxy Statement/Prospectus in the sections titled “Cipher’s Summary Historical Financial Information” and “Cipher’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 43 and 198 thereof, respectively, and is incorporated herein by reference.

The financial information of Good Works as of December 31, 2020 and for the period from July 24, 2020 (inception) through December 31, 2020 and as of and for the three months ended March 31, 2021 is described in the Proxy Statement/Prospectus in the sections titled “GWAC’s Summary Historical Financial Information” and “GWAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 40 and 179 thereof, respectively, and is incorporated herein by reference.

The financial information of Good Works as of and for the six months ended June 30, 2021 is described in Good Works’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 (the “Good Works Q2 10-Q”) and filed with the SEC on August 10, 2021, and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of Good Works and Old Cipher as of June 30, 2021 and for the year ended December 31, 2020 and the six months ended June 30, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 198 in the section titled “Cipher’s Management’s Discussion and Analysis of Financial Condition and Results of Operation,” which is incorporated herein by reference.

Properties

Cipher Mining’s facilities are described in the Proxy Statement/Prospectus in the section titled “Information Cipher” beginning on page 179 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to Cipher Mining regarding the beneficial ownership of Cipher Mining Common Stock immediately following consummation of the Business Combination by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of Cipher Mining Common Stock;

•	each of Cipher Mining’s named executive officers and directors; and

•	all of Cipher Mining’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, Cipher Mining believes that each person listed below has sole voting and investment power with respect to such shares.

The beneficial ownership of Cipher Mining Common Stock is based on 247,058,619 shares of Cipher Mining Common Stock issued and outstanding immediately following consummation of the Business Combination, including the redemption of the public shares as described above, the consummation of the PIPE Investment and the Bitfury Private Placement (including the issuance and sale of the Additional Shares). References to “common stock” in the table below and its related footnotes are to the Cipher Mining Common Stock.

Beneficial Ownership Table

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
Bitfury Top HoldCo B.V.(2)	206,000,000	83.4%
GW Sponsor 2, LLC(3)	562,500	2.3%
Directors and Executive Officers
Tyler Page	—	—
Edward Farrell	—	—
Patrick Kelly	—	—
William Iwaschuk	—	—
Cary Grossman	195,000	0.7%
Caitlin Long	—	—
James Newsome	—	—
Wesley (Bo) Williams	—	—
Holly Morrow Evans	—	—
Robert Dykes	—	—
All directors and executive officers as a group (10 individuals)	195,000	0.7%

(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Cipher Mining Inc., 222 Purchase Street, Suite #290, Rye, NY 10580.
(2)

Includes 6,000,000 shares of Cipher Mining Common Stock held by Bitfury Holding B.V., a subsidiary of Bitfury Top HoldCo B.V., under the Bitfury Private Placement (including the Additional Shares). Bitfury Top HoldCo is indirectly controlled by Valerijs Vavilovs. The business address of Bitfury Top HoldCo is Strawinskylaan 3051, 1077ZX Amsterdam, the Netherlands, and the business address of Valerijs Vavilovs is Serenia Residences, North A-502, Crescent Road East, The Palm Jumeirah, Dubai, UAE.

(3)

GW Sponsor 2, LLC is controlled by Cary Grossman. Mr. Grossman has sole voting and dispositive power with respect to the securities disclosed above. The business address of the Sponsor and for Cary Grossman is 4265 San Felipe, Suite 603, Houston, TX 77027.

Directors and Executive Officers

Cipher Mining’s directors and executive officers upon the Closing are described in the Proxy Statement/Prospectus in the section titled “Management of New Cipher Following the Business Combination” beginning on page 204 thereof and that information is incorporated herein by reference.

Directors

The following persons constitute Cipher Mining’s Board effective upon the Closing: Tyler Page, Cary Grossman, Caitlin Long, James Newsome, Wesley (Bo) Williams, Holly Morrow Evans and Robert Dykes.

Caitlin Long and Robert Dykes were appointed to serve as Class I directors, with terms expiring at Cipher Mining’s first annual meeting of stockholders following the Closing; Holly Morrow Evans, James Newsome and Wesley Williams were appointed to serve as Class II directors, with terms expiring at Cipher Mining’s second annual meeting of stockholders following the Closing; and Tyler Page and Cary Grossman were appointed to serve as Class III directors, with terms expiring at Cipher Mining’s third annual meeting of stockholders following the Closing. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of New Cipher Following the Business Combination” beginning on page 204, which is incorporated herein by reference.

Committees of the Board of Directors

The standing committees of Cipher Mining’s Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating Committee”). Each of the committees reports to the Board.

The Board appointed Cary Grossman, Wesley Williams and Robert Dykes to serve on the Audit Committee, with Robert Dykes serving as the chair. The Board appointed Holly Morrow Evans, Wesley Williams and Cary Grossman to serve on the Compensation Committee, with Cary Grossman serving as the chair. The Board appointed Caitlin Long, Holly Morrow Evans and Robert Dykes to serve on the Nominating Committee.

Executive Officers

Effective as of the Closing, Cipher Mining’s executive officers are:

Name	Age	Position
Tyler Page	45	Chief Executive Officer
Edward Farrell	61	Chief Financial Officer
Patrick Kelly	42	Chief Operating Officer
William Iwaschuk	46	Chief Legal Officer

Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of New Cipher Following the Business Combination” beginning on page 204, which is incorporated herein by reference.

Executive Compensation

Executive Compensation

The executive compensation of Cipher Mining’s named executive officers and directors is described in the Proxy Statement/Prospectus in the section titled “Post-Closing Executive Officer and Director Compensation” on page 211, thereof and that information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of Cipher Mining’s executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on Cipher Mining’s Board.

Certain Relationships and Related Person Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 247 thereof and are incorporated herein by reference.

Directors Independence

Under NASDAQ rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NASDAQ require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent. Under the rules of NASDAQ, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of the directors on the Board, except for Tyler Page, qualify as independent directors as defined under the applicable NASDAQ and SEC rules.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Cipher—Legal Proceedings” beginning on page 197, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

On August 30, 2021, the Cipher Mining Common Stock and Cipher Mining Warrants began trading on NASDAQ under the new trading symbols of “CIFR” and “CIFRW”, respectively, in lieu of the shares and warrants of Good Works. Cipher Mining has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future.

Holders of Record

Following the completion of the Business Combination, including the redemption of public shares as described above, the consummation of the PIPE Investment and the Bitfury Private Placement, Cipher Mining has 247,058,619 shares of Cipher Mining Common Stock outstanding that were held of record by approximately 12 holders, 8,599 non-objecting beneficial holders, and no shares of preferred stock outstanding.

Securities Authorized for Issuance Under Incentive Award Plan

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Proposal No. 3—The Incentive Plan Proposal” beginning on page 142 thereof, which is incorporated herein by reference. The Incentive Award Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by the stockholders of Good Works at the Special Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The Cipher Mining Common Stock and the Cipher Mining Warrants are described in the Proxy Statement/Prospectus in the section titled “Description of Securities” beginning on page 222 thereof and that information is incorporated herein by reference.

Reference is made to the disclosure set forth in Item 3.03 of this Report relating to Cipher Mining’s certificate of incorporation and bylaws and that information is incorporated herein by reference.

Indemnification of Directors and Officers

The indemnification of Cipher Mining’s directors and officers is described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions—Cipher’s Related Party Transactions—Director and Officer Indemnification” beginning on page 247 thereof and that information is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference. The shares of Cipher Mining Common Stock issued in connection with the PIPE Investment and the Bitfury Private Placement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Each of the PIPE Investors, Bitfury Top HoldCo and Bitfury Holding B.V. represented that it was a “qualified institutional buyer” as defined Rule 144A under the Securities Act or an institutional “accredited investor” within the mean of Rule 501(a) under the Securities Act and that it was not acquiring such shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, and appropriate legends were affixed to the certificates representing such shares (or reflected in restricted book entry with Cipher Mining’s transfer agent).

Item 3.03.	Material Modification to Rights of Security Holders

On the Closing Date, Good Works filed its amended certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, changed its name to “Cipher Mining Inc.” and adopted its restated bylaws (the “Bylaws”).

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Report and are incorporated herein by reference.

The material terms of each of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of Cipher Mining’s shareholders are included in the Proxy Statement/Prospectus under the sections titled “Proposal No. 2 - The Charter Proposal” and “The Advisory Charter Amendment Proposals” beginning on pages 137 and 139, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 5.01.	Changes in Control of the Registrant.

The information set forth above under “Introductory Note” and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Person Transactions, and Director Independence” and “Indemnification of Directors and Officers” in Item 2.01 to this Report is incorporated herein by reference.

Further, in connection with the Merger, effective as of the Closing, Fred Zeidman resigned from his position as Good Works’ Co-Chairman, Douglas Wurth resigned from his position as Good Works’ Co-Chairman and Cary Grossman resigned from his position as Good Works’ President, and each of Fred Zeidman, Douglas Wurth, Cary Grossman, David Pauker, John J. Lendrum, III, Paul Fratamico and Tahira Rehmatulla resigned from their positions as directors of Good Works.

In addition, the Incentive Award Plan became effective upon the Closing. The material terms of the Incentive Award Plan are described in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 3 - The Incentive Plan Proposal” beginning on page 142 thereof, which are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

The disclosure set forth in Item 3.03 of this Report is incorporated herein by reference.

Item 5.06	Change in Shell Company Status

As a result of the Business Combination, Cipher Mining ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 1 - The Business Combination Proposal” beginning on page 112 thereof, which is incorporated herein by reference.

Item 8.01.	Other Events.

On August 24, 2021, Old Cipher amended its loan agreement with Bitfury Holding B.V. to: (i) amend the original loan facility amount of $100,000 to the actual disbursement under the loan of $7,038,038 (the “Actual Disbursement”) and (ii) amend the interest to 2.5% per annum.

On August 30, 2021, Cipher Mining issued a press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Old Cipher as of January 31, 2021 and for the period from January 7, 2021 (inception) through January 31, 2021 are set forth in the Proxy Statement/Prospectus on page F-63, and are incorporated herein by reference.

The unaudited financial statements of Old Cipher as of April 30, 2021 and for the three months ended April 30, 2021 are set forth in the Proxy Statement/Prospectus on page F-49, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Good Works and Old Cipher as of June 30, 2021 and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is filed as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

2.1*	Agreement and Plan of Merger, dated as of March 4, 2021, by and among Good Works Acquisition Corp., Currency Merger Sub, Inc. and Cipher Mining Technologies Inc.	8-K	2.1	3/5/2021

3.1	Second Amended and Restated Certificate of Incorporation of Cipher Mining Inc.

3.2	Amended and Restated Bylaws of Cipher Mining Inc.

4.1	Specimen Warrant Certificate of Good Works Acquisition Corp.	8-K	4.1	10/28/2021

4.2	Warrant Agreement, dated as of October 19, 2020, by and between Continental Stock Transfer & Trust Company and Good Works Acquisition Corp.	8-K	4.1	10/28/2021

10.1	Master Services and Supply Agreement by and among Bitfury Top HoldCo B.V. and Cipher Mining Technologies Inc. dated August 26, 2021

10.2	Amended and Restated Registration Rights Agreement among Good Works Acquisition Corp., Good Works Acquisition Corp.’ directors, Bitfury Top HoldCo and others, dated August 26, 2021

10.3	Company Lock-Up Agreement by and among Bitfury Top HoldCo B.V. and Good Works Acquisition Corp.

10.4	Sponsor Lock-Up Agreement by and among I-B Goodworks LLC and Good Works Acquisition Corp.

10.5	Form of Indemnification Agreement for Cipher Mining Inc.	S-4/A	10.16	6/14/2021

10.6	Form of Indemnification Agreement for Cipher Mining Technologies Inc.	S-4/A	10.17	6/14/2021

10.7	Amended and Restated Bitfury Subscription Agreement

10.8+	Cipher Mining Incentive Award Plan

10.8(a)+	Form of Cipher Mining Inc. Restricted Stock Grant Notice and Restricted Stock Agreement under Incentive Award Plan

10.8(b)+	Form of Cipher Mining Inc. Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement under Incentive Award Plan

10.8(c)+	Form of Cipher Mining Inc. Stock Option Grant Notice and Stock Option Agreement under Incentive Award Plan

99.1	Press Release dated August 27, 2021

99.2	Unaudited pro forma condensed combined financial information of Good Works and Old Cipher as of June 30, 2021 and for the six months ended June 30, 2021 and for the year ended December 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). Cipher Mining agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Mining Inc.

Date: August 30, 2021	By:	/s/ Tyler Page
	Name:	Tyler Page
	Title:	Chief Executive Officer